THE CHACONIA INCOME & GROWTH FUND, INC.
                                File No. 33-37426

Supplement dated August 6, 2003 to
Prospectus dated April 29, 2003

The paragraph entitled "Portfolio Manager" under the caption "WHO MANAGES THE FUND?" in the Prospectus of the Income & Growth Fund is replaced in its entirety with the following:

     Portfolio Manager

          The Manager manages the Fund's assets using two specialized teams--an equity securities team and a fixed-income securities team. Paul Viera, the Chief Executive Officer of the Manager, is the lead portfolio manager for the Fund and is responsible for the ultimate decisions of the Fund's transactions. Prior to founding the Manager in December 1998, Mr. Viera worked for INVESCO Capital Management, Inc., the Fund's previous investment adviser, as a portfolio manager over several equity and fixed income portfolios, from 1991 to 1998. During that time, Mr. Viera also had the opportunity to serve as the portfolio manager of the Fund from 1995 to 1998. Mr. Viera holds a B.A. in Economics from the University of Michigan and a MBA in Finance from Harvard University.


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                     THE CHACONIA INCOME & GROWTH FUND, INC.
                                File No. 33-37426

Supplement dated August 6, 2003 to
Statement of Additional Information dated April 29, 2003


NASDAQ Official Closing Price:

On May 20, 2003, the Board of Directors of The Chaconia Income & Growth Fund, Inc. adopted the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") Official Closing Price as its pricing method for securities for which the primary market is the NASDAQ. Accordingly, the third paragraph under the caption "DETERMINATION OF NET ASSET VALUE" on page 19 of the Statement of Additional Information of the Income & Growth Fund and page 17 of the Statement of Additional Information of the ACS Fund are amended and restated as follows:

     Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Short-term debt securities that mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.

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